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                                                                EXHIBIT 10.2

                   STOCK PURCHASE AND RESTRICTION AGREEMENT
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    This Stock Purchase and Restriction Agreement ("AGREEMENT") is made and entered into effective as of November __, 1997 (the "EFFECTIVE DATE"), by and between Towing America, Inc., a Delaware corporation (the "COMPANY"), and Edward
T. Sheehan ("PURCHASER").

    THE PARTIES HEREBY AGREE AS FOLLOWS:

1.  Purchase of Restricted Shares.  Subject to the terms and conditions of this
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Agreement, Purchaser agrees to purchase from the Company and the Company agrees to sell to Purchaser, at the per share price of ten dollars per share ($10.00), a total of two thousand (2,000) shares of Common Stock of the Company (the "RESTRICTED SHARES"), for an aggregate purchase price of twenty thousand dollars ($20,000.00) (the "PURCHASE PRICE"). The purchase of the Restricted Shares by Purchaser will take place at the principal offices of the Company on November __, 1997 or such other time and place as may be mutually agreed upon by Purchaser (which time and place are designated the "CLOSING"). The Company will deliver to Purchaser as soon as practicable following the Closing one or more certificate(s) representing his Restricted Shares, against delivery to the Company by Purchaser at the Closing of cash in the form of a check or funds reasonably acceptable to the Company in the aggregate amount of the Purchase Price. The Restricted Shares, when issued, will be duly and validly issued, fully paid and nonassessable. The Company will place legends on the certificates represented by the Restricted Shares as required by applicable securities laws, including a legend in form substantially as follows:

    THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR WITH ANY STATE SECURITIES ADMINISTRATOR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE SALE OR OTHER DISPOSITION OF THESE SHARES IS RESTRICTED AND TRANSFER OF THESE SHARES IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH TRANSFER, SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATES SECURITIES OR BLUE SKY LAW. BY ACQUIRING THESE SHARES OF COMMON STOCK, EACH HOLDER REPRESENTS THAT HE HAS ACQUIRED THE SAME FOR INVESTMENT AND THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF THESE SHARES OF COMMON STOCK

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    WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACT AND ANY
    APPLICABLE STATE SECURITIES OR BLUE SKY LAW AND THE RULES AND REGULATIONS THEREUNDER. SAID SHARES ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS IN THE COMPANY AS DESCRIBED IN A STOCK PURCHASE AND RESTRICTION AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

2.  Vesting; Company Right to Repurchase Unvested Shares.
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    2.1    Vesting of Restricted Shares.  As of the Effective Date, all of
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Purchaser's Restricted Shares will be deemed "UNVESTED."  Such Restricted Shares will be deemed "VESTED" as follows: (a) one thousand (1,000) of Purchaser's Restricted Shares will be become Vested as of the consummation of the Company's first firm commitment underwritten offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended (the
"INITIAL PUBLIC OFFERING") and (b) the remaining one thousand (1,000) of Purchaser's Restricted Shares will become Vested as of the completion of the initial 18-month period of Purchaser's employment with the Company, which period shall commence immediately upon the Company's filing of a Registration Statement with the Securities and Exchange Commission in connection with such Initial Public Offering. Although all of the Restricted Shares (whether Vested or Unvested) will entitle Purchaser to all of the rights accorded to holders of Common Stock of the Company, those Restricted Shares that are Unvested remain subject to repurchase by the Company pursuant to section 2.2 below.

    2.2    Company Right to Repurchase Unvested Shares.  In the event that
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Purchaser voluntarily terminates his employment with the Company or is discharged for "Cause" as that term is defined in section 7.3 of that certain Employment Agreement by and between Purchaser and the Company dated October 24, 1997, for a period of 30 days after the date of such termination event, the Company will have an assignable right, but not an obligation, to repurchase any Restricted Shares owned by Purchaser (or any transferee) that remain Unvested as of such termination event for a price equal to $10.00 per share, subject to appropriate adjustment for stock splits, stock dividends and combinations.

3.   Restrictions on Transfer.
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     3.1   Certain Definitions.  For purposes of this Agreement:
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        (a)  "SHARES" or "RESTRICTED SHARES" includes all securities issued by the Company pursuant to section 1 above or by reason of such securities holdings, including securities issued as a result of a stock split, stock dividend, and other distributions of securities in the Company made upon, or in exchange for, other securities of the Company;

        (b) "TRANSFER" with respect to Restricted Shares means and includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy on those shares; and

        (c) "PERMITTED TRANSFER" means any of the following: (i) a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a holder of Restricted Shares to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.

     3.2 Prohibited and Permitted Transfers. In addition to any other limitation
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on Transfer created by applicable securities laws, no holder of any Unvested
Restricted Shares may Transfer same, or any interest therein, except as expressly provided in this section 3, and in any event only after compliance with the specific limitations and conditions set forth in this section 3 and with all applicable securities laws. All Transfers of Unvested Restricted Shares not complying with the specific limitations and conditions set forth in this section 3 are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee in connection therewith will be recognized as a holder of Unvested Restricted Shares for any purpose whatsoever.

     3.3   Conditions to Permitted Transfer.  Purchaser may Transfer Unvested
           --------------------------------
Restricted Shares pursuant to a Permitted Transfer provided that:

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        (a)  the transferee of the Restricted Shares will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Agreement are adequately protected with respect to such Shares, including, without limitation, the transferee's agreement to be bound by all of the terms and conditions of this Agreement, as if he or she were the original holder of such unvested Restricted Shares; and

        (b) the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable state and federal securities laws and regulations.

4.   Market Stand-Off.  Purchaser agrees, in connection with the Company's
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"Initial Public Offering," as that term is defined in the Employment Agreement, that upon request of the underwriters managing such offering, he will not Transfer any Restricted Shares (other than those Shares included in the offering) without the prior written consent of such underwriters, for such period of time (not to exceed 180 days) from the effective date of the registration statement in connection with such offering, as may be requested by the underwriters.

5. Representations and Warranties of Purchaser. Purchaser understands that the
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Restricted Shares are being offered and sold under one or more of the exemptions from registration provided for in Sections 4(2) and 3(b) of the Securities Act of 1933, as amended (the "Act"), including Regulation D promulgated thereunder and that the Company's reliance upon such exemption(s) is predicated upon Purchaser's representations set forth in this Agreement, and that Purchaser is purchasing the Restricted Shares, without being offered or furnished any offering literature or prospectus. Purchaser also understands that this transaction has not been scrutinized by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state. Purchaser hereby further represents, warrants and covenants as follows:

     5.1 Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the risks of an investment in the Restricted Shares and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his, entire investment, (ii) the Company is a start-up enterprise with no financial and operating history, (iii) an investment in the Restricted Shares is a speculative investment which involves a high degree of risk of loss by Purchaser of his investment therein, and (iv) there are substantial restrictions on the transferability of, and there

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will be no public market for, the Restricted Shares and accordingly, it may not be possible to liquidate Purchaser's investment in the Restricted Shares in the case of emergency;

     5.2 he understands that the Restricted Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), and that the same are not freely tradeable and must be held indefinitely unless they are either registered under the 1933 Act or an exemption from such registration is available. He understands that the Company is under no obligation to register any Restricted Shares. He also understands that the Restricted Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws;

     5.3 Purchaser is an "accredited investor" under Regulation D promulgated under the Act and has the financial ability to bear the economic risk of an investment in the Restricted Shares and to hold the Restricted Shares for an indefinite period of time; and

     5.4 Purchaser is acquiring the Restricted Shares in good faith solely for his personal account, for investment purposes only, and the Restricted Shares are not being purchased with a view to or for the resale, resyndication, distribution, subdivision or fractionalization thereof.

6.    Indemnification.  Purchaser shall indemnify and hold harmless the Company,
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its officers, directors and any of its affiliates, associates, agents or employees from and against any and all loss, damage or liability (including costs and attorneys' fees) due to or arising out of a breach of any representation, warranty or acknowledgment made by Purchaser in this Agreement.

7.   Miscellaneous.
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     7.1   Assignment.  This Agreement is not assignable by any party, except as
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expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or of Purchaser shall bind and inure to the benefit of their respective successors.

     7.2   Notices.  Any notice, request, claim or other communication hereunder
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will be in writing and will be deemed to have been duly given if delivered by hand or if sent by certified mail, postage and certification prepaid, to the party at the address listed below each party's respective

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signature line, or to such other address or addresses as the party or parties may have furnished in writing in accordance herewith.

     7.3   Entire Agreement; Amendments.  This Agreement and the Employment
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Agreement constitutes the final and complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Purchaser.

     7.4 Specific Performance. By accepting the Restricted Shares, Purchaser and
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any transferee thereof thereby acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if Purchaser fails to cooperate with the Company in the event it chooses to timely exercise its rights to repurchase the Restricted Shares as provided herein, and such repurchase is not completed as contemplated hereunder, and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such holder (or such holder's personal representative) from violating this Agreement, in addition to any other remedies that may be available to the Company at law or in equity.

     7.5   Governing Law.  This Agreement will be construed and governed by the
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substantive laws of the State of California.

     7.6   Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which will be an original, but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have entered into this Agreement.

                        Towing America, Inc.


                        By:---------------------------------------------------

                        Its:--------------------------------------------------

                        Address:----------------------------------------------

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                        Purchaser:


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                        Address:----------------------------------------------

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                               CONSENT OF SPOUSE


        I am the spouse of Edward T. Sheehan, who together with Towing America, Inc., have entered into the Stock Purchase and Restriction Agreement (the "Agreement") to which this Consent is attached. Capitalized terms not defined herein will have the meaning set forth in such agreement.

        I have read and understand the Agreement. I acknowledge that, by execution hereof, I am bound by the Agreement as to any and all interests I may have in the Restricted Shares, In particular, I understand and agree that the Restricted Shares is subject to certain risks of forfeiture to the Company and certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Restricted Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Restricted Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Stock Purchase and Restriction Agreement. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.


Dated:-------------         Signature:-----------------------------------------

                            Print Name:----------------------------------------

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